SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 13, 2014

Date of Report (Date of earliest event reported)

FBR & Co.

(Exact Name of Registrant as Specified in its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

001-33518	20-5164223
(Commission File Number)	(IRS Employer Identification No.)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of Principal Executive Office) (Zip Code)

(703) 312-9500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

The Board of Directors (the “Board”) of FBR & Co. (the “Company”) acting in accordance with the Company’s Amended and Restated Bylaws elected William F. Strome to the Board effective October 13, 2014. Mr. Strome’s election fills a vacancy on the Board of the Company. In connection with Mr. Strome’s election to and service on the Board, he was granted a total of 4,458 Restricted Stock Units under the Company’s 2006 Long-Term Incentive Plan. Mr. Strome’s committee assignments have not been determined at the time of this filing.

The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1 FBR & Co. press release dated October 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR & Co.

Date: October 17, 2014	By:	/s/ Bradley J. Wright
Bradley J. Wright
Executive Vice President and Chief Financial Officer